Exhibit 21

Subsidiaries

Name	Jurisdiction of Organization	Nature of Equity Interests	Person Holding Equity Interests and Percentage of Ownership Interest (100% unless noted otherwise)
ACQUIPORT INT'L PARKWAY L.P.	DE	Limited Partnership	GP: Acquiport Int’l Parkway Manager LLC (0.5%) LP: Union Hills Associates (99.5%)
ACQUIPORT INT'L PARKWAY MANAGER LLC	DE	Limited Liability Company	Union Hills Associates
FEDERAL SOUTHFIELD LIMITED PARTNERSHIP	DE	Limited Partnership	GP: Lexington Southfield LLC (0.5%) LP: Lepercq Corporate Income Fund L.P. (99.5%)
LEX ALBANY L.P.	DE	Limited Partnership	GP: Lex Albany GP LLC (0%) LP: Phoenix Hotel Associates Limited Partnership (100%)
LEX ALBANY GP LLC	DE	Limited Liability Company	Phoenix Hotel Associates Limited Partnership
LEX NYC HOTEL GP LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P. (100%)
LEX NYC MEZZ LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P. (100%)
LEX STONE STREET L.P.	DE	Limited Partnership	GP: Lex NYC Hotel GP LLC (0%) LP: Lepercq Corporate Income Fund L.P. (100%)
LEX TIMES SQUARE L.P.	DE	Limited Partnership	GP: Lex NYC Hotel GP LLC (0%) LP: Lepercq Corporate Income Fund L.P. (100%)
LEX TRIBECA L.P.	DE	Limited Partnership	GP: Lex NYC Hotel GP LLC (0%) LP: Lepercq Corporate Income Fund L.P. (100%)
LEXINGTON AMERICAN WAY LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON BRISTOL L.P.	DE	Limited Partnership	GP: Lexington Bristol GP LLC (0%) LP: Phoenix Hotel Associates Limited Partnership (100%)
LEXINGTON BRISTOL GP LLC	DE	Limited Liability Company	Phoenix Hotel Associates Limited Partnership
LEXINGTON BOCA MANAGER LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON BOCA LLC	FL	Limited Liability Company	Lexington Boca Manager LLC
LEXINGTON BULVERDE LP	DE	Limited Partnership	GP: Lexington Bulverde Manager LLC (0.5%) LP: Lepercq Corporate Income Fund L.P. (99.5%)
LEXINGTON BULVERDE MANAGER LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON CENTENNIAL MANAGER LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON CHARLESTON L.P.	DE	Limited Partnership	GP: Lexington Charleston Manager LLC (0%) LP: Lepercq Corporate Income Fund L.P. (100%)
LEXINGTON CHARLESTON MANAGER LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON CHICAGO LENDER LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.

Name	Jurisdiction of Organization	Nature of Equity Interests	Person Holding Equity Interests and Percentage of Ownership Interest (100% unless noted otherwise)
LEXINGTON COLLIERVILLE L.P.	DE	Limited Partnership	GP: Lexington Collierville Manager LLC (0%) LP: Lepercq Corporate Income Fund L.P.
LEXINGTON COLLIERVILLE MANAGER LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON DUBUQUE MANAGER INC.	DE	Corporation	Lepercq Corporate Income Fund L.P.
LEXINGTON DUBUQUE LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON DULLES LLC	DE	Limited Liability Company	Lexington Dulles Manager LLC
LEXINGTON DULLES MANAGER LLC	DE	Limited Liability Company	Phoenix Hotel Associates Limited Partnership
LEXINGTON FLORENCE MANAGER LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON FLORENCE LLC	DE	Limited Liability Company	Lexington Florence Manager LLC
LEXINGTON FORT MILL II MANAGER LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON FORT MILL II LLC	DE	Limited Liability Company	Lexington Fort Mill II Manager LLC
LEXINGTON FORT MILL MANAGER LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON FORT MILL LLC	DE	Limited Liability Company	Lexington Fort Mill Manager LLC
LEXINGTON FOXBORO II LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON GREENVILLE L.P.	DE	Limited Partnership	Lexington Greenville GP LLC (0%) Lepercq Corporate Income Fund L.P. (100%)
LEXINGTON GREENVILLE GP LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON HIGH POINT MANAGER LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON HIGH POINT LLC	DE	Limited Liability Company	Lexington High Point Manager LLC
LEXINGTON HONOLULU L.P.	DE	Limited Partnership	GP: Lexington Honolulu Manager LLC (0%) LP: Lepercq Corporate Income Fund L.P.
LEXINGTON HONOLULU MANAGER LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON LAKE FOREST MANAGER LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON LAKE FOREST L.P.	DE	Limited Partnership	GP: Lexington Lake Forest Manager LLC (0%) LP: Lepercq Corporate Income Fund L.P. (100%)
LEXINGTON LOS ANGELES L.P.	DE	Limited Partnership	GP: Lexington Los Angeles Manager LLC (0.01%) LP: Lepercq Corporate Income Fund L.P. (99.09%)
LEXINGTON LOS ANGELES MANAGER LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON LOUISVILLE L.P.	DE	Limited Partnership	GP: Lexington Louisville Manager LLC (0%) LP: Lepercq Corporate Income Fund L.P. (100%)
LEXINGTON LOUISVILLE MANAGER LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P. (100%)
LEXINGTON MARSHALL MS GP LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.

Name	Jurisdiction of Organization	Nature of Equity Interests	Person Holding Equity Interests and Percentage of Ownership Interest (100% unless noted otherwise)
LEXINGTON MARSHALL MS L.P.	DE	Limited Partnership	GP: Lexington Marshall MS GP LLC LP: Lepercq Corporate Income Fund L.P. (100%)
LEXINGTON MOODY L.P.	DE	Limited Partnership	GP: Lexington Moody LLC (1%) LP: Lepercq Corporate Income Fund L.P. (99%)
LEXINGTON MOODY LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON MORTGAGE TRUSTEE LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON OC LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON OLIVE BRANCH MANAGER LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON OLIVE BRANCH LLC	DE	Limited Liability Company	Lexington Olive Branch Manager LLC
LEXINGTON OVERLAND PARK LLC	DE	Limited Liability Company	Lexington Overland Park Manager LLC
LEXINGTON OVERLAND PARK MANAGER	DE	Limited Liability Company	Union Hills Associates LLC
LEXINGTON PALM BEACH LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON SHELBY L.P.	DE	Limited Partnership	GP: Lexington Shelby GP LLC (0%) LP: Lepercq Corporate Income Fund L.P.
LEXINGTON SHELBY GP LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON SKY HARBOR LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON SOUTHFIELD LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON TAMPA L.P.	DE	Limited Partnership	GP: Lexington Tampa GP LLC (0%) LP: Lepercq Corporate Income Fund L.P. (100%)
LEXINGTON TAMPA GP LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P. (100%)
LEXINGTON TNI WESTLAKE MANAGER LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON TNI WESTLAKE L.P.	DE	Limited Partnership	LP: Lepercq Corporate Income Fund L.P. GP: Lexington TNI Westlake Manger LLC (0%)
LEXINGTON TOY TRUSTEE LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON TOY TULSA L.P.	DE	Limited Partnership	GP: Lexington Toy Trustee LLC (0%) LP: Lepercq Corporate Income Fund L.P. (100%)
LEXINGTON WALLINGFORD MANAGER LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
LEXINGTON WALLINGFORD LLC	DE	Limited Liability Company	Lexington Wallingford Manager LLC
PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP	DE	Limited Partnership	GP: Lepercq Corporate Income Fund L.P. (1%) LP: Lepercq Corporate Income Fund L.P. (99%)
SAVANNAH WATERFRONT HOTEL LLC	DE	Limited Liability Company	Lepercq Corporate Income Fund L.P.
UNION HILLS ASSOCIATES	AZ	General Partnership	Lepercq Corporate Income Fund L.P. (99%) Union Hills Associates II (1%)
UNION HILLS ASSOCIATES II	AZ	General Partnership	Lepercq Corporate Income Fund L.P. (99%) Lexington Realty Trust (1%)